Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Event	Subsequent Event
On February 25, 2020, IVECO BUS, a brand of CNH Industrial N.V., signed an agreement with Otokar Otomotiv ve Savunma Sanayi A., a bus manufacturer in Turkey, to locally manufacture products under the IVECO BUS brand at its facilities in Sakarya, Turkey. This contractual partnership covers existing models in the IVECO BUS portfolio for international distribution, as well as the production of a model specifically catered to the Eastern Europe, Africa, Middle East and Asia markets. The models will be powered by engines from FPT Industrial, the first of which are expected to be produced within 2021.
On February 28, 2020, CNH Industrial extended its €4 billion committed revolving credit facility for one additional year with all lenders, by exercising the first one-year extension option. The facility is therefore due to mature in March 2025.
The recent outbreak of Coronavirus, a virus causing potentially deadly respiratory tract infections originating in China and spreading in various jurisdictions, may negatively affect economic conditions regionally as well as globally, disrupt operations situated in countries particularly exposed to the contagion, affect supply chains or otherwise impact our businesses. Governments in affected countries are imposing travel bans, quarantines and other emergency public safety measures. Those measures, though temporary in nature, may continue and increase depending on developments in the virus’ outbreak. The ultimate severity of the Coronavirus outbreak is uncertain at this time and therefore the Company cannot reasonably estimate the impact it may have on our end markets and our operations.